Exhibit 99.1

Virtu Financial Announces Changes to Finance Management Team

NEW YORK, NY, August 10, 2020 – Virtu Financial, Inc. (NASDAQ: VIRT), a leading provider of financial services and products that leverages cutting edge technology to deliver liquidity, execution services and analytics and connectivity products, today announced the appointment of Sean P. Galvin as its new Chief Financial Officer along with the promotions of Cindy Lee as its Deputy Chief Financial Officer and Colm Mac Curtain as its Head of Finance EMEA.

“We are pleased to announce Sean’s return to Virtu in the Chief Financial Officer role. Sean’s deep knowledge of our business and industry along with his financial and leadership acumen will add significant value to Virtu,” said Virtu’s Chief Executive Officer, Douglas A. Cifu. “Cindy’s expertise has contributed significantly to the Company through its growth and maturation and Colm provides leadership across the EMEA region. This strengthening of our senior team from within the industry and our own deep bench of talent will enable continued operational excellence as Virtu continues to evolve and grow globally.”

Sean P. Galvin joins Virtu as its Chief Financial Officer, effective immediately. Sean succeeds Alex Ioffe, who has agreed to depart the Company in connection with the transition. Sean has more than 30 years of experience in the accounting and financial services fields and previously served as the Chief Financial Officer of KCG Holdings, Inc., the Chief Accounting Officer of BGC Partners, Inc., and in various other senior finance roles with Virtu, KCG Holdings Inc. and Knight Capital Group, Inc. (“Knight”). Prior to joining Knight in 2000, Sean was a Vice President at Donaldson, Lufkin & Jenrette. Sean also worked at PwC, beginning as an Audit Staff Accountant and transitioning to Senior Tax Manager.

Cindy Lee has been promoted to Deputy Chief Financial Officer. Cindy has been with Virtu since 2011, serving in various senior financial roles of increasing responsibility. Prior to joining Virtu in 2011, Cindy worked in the product control group at Royal Bank of Scotland, and as an auditor at Deloitte & Touche.

Colm Mac Curtain has been promoted to Head of Finance EMEA. Colm joined Virtu in 2014 and has held senior roles across the Company’s EMEA finance department. Colm previously served in various senior roles in the financial services industry, including at Optal Financial and Abbey Capital Ltd.

About Virtu Financial, Inc.

Virtu is a leading provider of financial services and products that leverages cutting-edge technology to deliver liquidity to the global markets and innovative, transparent trading solutions to its clients. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology. Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income and myriad other commodities. In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission (“SEC”) filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

Contact:

Investor Relations	Media Relations
Deborah Belevan, CPA, IRC	Andrew Smith
investor_relations@virtu.com	media@virtu.com